Basis of presentation	6 Months Ended
Jun. 30, 2026
Accounting Policies [Abstract]
Basis of presentation

2. Basis of presentation

These unaudited interim condensed consolidated financial statements and footnotes have been prepared in conformity with United States (“U.S.”) generally accepted accounting principles (“GAAP”). These unaudited interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2025.

The results of operations for the interim periods are not necessarily indicative of the results that might be expected for the future interim periods or the full year ending December 31, 2026.

Convenience translation. Translations of the unaudited interim condensed consolidated balance sheet, statement of operations and comprehensive loss and statement of cash flows from HK$ into US$ as of and for the six months ended June 30, 2026 are solely for the convenience of the reader and were calculated at the rate of US$1 = HK$7.8417. No representation is made that the HK$ amounts could have been, or could be, converted, realized or settled into US$ at that rate on June 30, 2026, or at any other rate.

Segment Reporting and Reporting Units — As of June 30, 2026, the Company operated in Hong Kong and the PRC through its subsidiaries, which were primarily engaged in the manufacture and sale of personal care electronic appliances.

Management determined that the Company functions as a single operating segment, and thus reports as a single reportable segment. This determination is based on rules prescribed by GAAP applied to the manner in which management operates the Company. The chief operating decision maker is responsible for allocating resources to its operations and assessing performance and obtains financial information, being the consolidated balance sheets, consolidated statements of operations, and consolidated statements of cash flows, about the Company as a whole. The Company’s chief operating decision maker is its Chief Executive Officer.

Fair Value Measurements — Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Inputs used to measure fair value are classified using the following hierarchy:

●	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

●	Level 2. Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data.

●	Level 3. Inputs are unobservable for the asset or liability and include situations in which there is little, if any, market activity for the asset or liability. The inputs used in the determination of fair value are based on the best information available under the circumstances and may require significant management judgment or estimation.

The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable and accrued expenses reflected as current assets and current liabilities. Due to the short-term nature of these instruments, management considers their carrying value to approximate their fair value.

New accounting standards

We have evaluated all the recently issued, but not yet effective, accounting standards that have been issued or proposed by the Financial Accounting Standards Board or other standards-setting bodies through the date of this report and do not believe the future adoption of any such standards will have a material impact on our consolidated financial statements.